UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): July 31, 2018

ZILLOW GROUP, INC.
(Exact name of registrant as specified in its charter)

Washington	001-36853	47-1645716
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
1301 Second Avenue, Floor 31, Seattle, Washington		98101
(Address of principal executive offices)		(Zip Code)
(206) 470-7000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company     ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.      ☐

Item 8.01	Other Events.
On August 3, 2018, Zillow Group, Inc. (the “Company”) announced that certain of its wholly owned subsidiaries entered into a revolving credit agreement with Credit Suisse AG, Cayman Islands Branch, as the directing lender, and certain other parties thereto, dated as of July 31, 2018 (the “Credit Agreement”). The Credit Agreement provides for a maximum borrowing capacity of $250.0 million (the “Maximum Amount”) with an initial borrowing capacity of $20.0 million, which amount may be increased up to the Maximum Amount subject to the satisfaction of certain conditions, through a non-recourse credit facility secured by a pledge of the equity of certain Company subsidiaries that purchase and sell select residential properties through Zillow Offers. The Credit Agreement has an initial term of one year which may be extended for up to three years, subject to agreement by the directing lender. The Credit Agreement includes customary representations and warranties, covenants (including financial covenants applicable to the Company), and provisions regarding events of default.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, that involve risks and uncertainties. Forward-looking statements include all statements that are not historical facts and generally may be identified by terms such as “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect” or the negative or plural of these words or similar expressions. Differences may result from actions taken by the Company, as well as from risks and uncertainties beyond the Company’s control, including the Company’s ability to borrow funds pursuant to the Credit Agreement beyond the initial borrowing capacity. Additional factors that could cause results to differ materially from those anticipated in forward-looking statements can be found under the caption “Risk Factors” in Zillow Group, Inc.’s Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2018 and in the Company’s other filings with the Securities and Exchange Commission. Except as may be required by law, the Company does not intend, nor undertake any duty, to update this information to reflect future events or circumstances.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 3, 2018	ZILLOW GROUP, INC.

	By:	/s/ JENNIFER ROCK
	Name:	Jennifer Rock
	Title:	Interim Chief Financial Officer and Interim Chief Accounting Officer